UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2019

MMA Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 O’Donnell St, Suite 600,
Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (443) 263-2900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value Common Stock Purchase Rights	MMAC MMAC	Nasdaq Capital Market Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 19, 2019, MMA Energy Holdings, LLC (the “Borrower”), an indirect wholly-owned subsidiary of MMA Capital Holdings, Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) with the lenders party thereto and East West Bank, as administrative agent and collateral agent (the “Agent”), initially providing for a $125,000,000 revolving credit facility (the “Facility Amount”) of which $70,000,000 has been committed and $30,000,000 has been advanced as of the initial closing date.  The committed amount may be increased up to the full Facility Amount after the initial closing date upon the joinder of additional lenders. The Facility Amount may be expanded by up to an additional $50,000,000, subject to the agreement of the participating lenders and certain other customary conditions. The maturity date of the Credit Agreement is the three-year anniversary of the initial closing date, subject to one 12-month extension solely to allow refinancing or orderly repayment of facility.

Obligations of the Borrower under the Credit Agreement are guaranteed by the Company and secured by specified assets of the Borrower (specifically excluding its ownership interest in certain joint ventures) and a pledge of all of the equity in the Borrower through pledge and security documentation. Availability and amounts advanced under the Credit Agreement are subject to compliance with a borrowing base comprised of assets that comply with certain eligibility criteria, and includes late-stage development, construction and permanent loans to finance renewable energy projects and cash. For each asset other than cash, the applicable advance rates vary, between 60-90%, depending on the type of eligible renewable energy project loan multiplied by the Borrower’s ownership interest in the entity that owns such loan. The cash advance rate is 95%.

Borrowings under the Credit Agreement bear interest at one-month London Interbank Offered Rate adjusted for statutory reserve requirements (subject to a 1.5% floor) plus 2.75% per annum.  The Borrower has also agreed to pay certain fees and expenses and to provide certain indemnities, all of which are customary for such financings.

The Credit Agreement contains affirmative and negative covenants binding on the Borrower that are customary for credit facilities of this type.  Additionally, the Credit Agreement includes the following financial covenants of the Company and its consolidated subsidiaries: minimum debt service coverage ratio, maximum debt to net worth, minimum consolidated net worth and minimum consolidated net income.

The Credit Agreement contains events of default that are customary for facilities of this type, including, but not limited to, nonpayment of principal, interest, fees and other amounts when due, existence of a borrowing base deficiency, violation of covenants, breach of representations or warranties, bankruptcy events, material judgments, invalidity of the loan documents or cessation of the Agent’s lien on the collateral, material adverse change, change of control, collateral performance trigger events, breach of financial covenants, default under the Company’s guarantee or termination of management arrangements.

This summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding the Credit Agreement is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On September 19, 2019, the Company issued a press release announcing its entry into the Credit Agreement and the Buyback Plan (as defined below).  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 7.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under Item 7.01 of this report (including Exhibit 99.1 hereto) is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On September 12, 2019, the board of directors of the Company authorized the Company to repurchase up to 100,000 shares of common stock (the “Buyback Plan”) until the earlier of the close of trading on December 31, 2019 or the purchase of 100,000 shares of the Company’s common stock at market prices up to the Company’s most recently reported diluted common shareholders’ equity per share, which is currently $36.46, as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019.  The Company may effect the repurchases pursuant to one or more trading plans to be adopted in accordance with Rule 10b5-1 of the Exchange Act, subject to volume limitations as defined by Rule 10b-18 of the Exchange Act.  The Buyback Plan may include block trade purchases of up to 10,000 shares of common stock in any given week.  The timing and amount of any repurchases will depend on a variety of factors, including price, general business and market conditions and investment opportunities.

The Buyback Plan does not obligate the Company to acquire any particular number of shares of the Company's common stock, and the Buyback Plan may be suspended or discontinued by the Company at any time during an open trading window.

Cautionary Statements Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements include statements regarding the Credit Agreement and other statements identified by words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “seek,” “would,” “could,” and similar words or expressions and are made in connection with discussions of future events and future operating or financial performance.

Forward-looking statements reflect our management’s expectations at the date of this Current Report regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Current Report. For a discussion of certain of those risks and uncertainties and the factors that could cause our actual results to differ materially because of those risks and uncertainties, see Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2018 (“2018 Annual Report “), filed with the United States Securities and Exchange Commission to which reference is hereby made. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.

Readers are cautioned not to place undue reliance on forward-looking statements in this Current Report or that we may make from time to time, and to consider carefully the factors discussed in Part I, Item 1A. “Risk Factors” of the 2018 Annual Report in evaluating these forward-looking statements. The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1

Credit Agreement dated as of September 19, 2019 among MMA Energy Holdings, LLC, as borrower, East West Bank, as administrative agent and collateral agent and the financial institutions party thereto as lenders.

99.1	Press Release, dated September 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MMA Capital Holdings, Inc.

Date: September 19, 2019	By:	/s/ Michael L. Falcone
		Name:	Michael L. Falcone
		Title:	Chief Executive Officer